COMPASS 2 AND 3 VARIABLE ACCOUNTS:

CAPITAL APPRECIATION VARIABLE ACCOUNT        GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT       HIGH YIELD VARIABLE ACCOUNT
MANAGED SECTORS VARIABLE ACCOUNT             MONEY MARKET VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT

                        Supplement to Current Prospectus

The section of the prospectus entitled "Puerto Rico Tax Considerations" describes some of the Puerto Rico income tax considerations applicable to Contracts issued in Puerto Rico. This supplement describes some of the U.S. income tax considerations applicable to distributions and withdrawals under such Contracts to residents of Puerto Rico.

As a result of IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts", "Withholding" and "Non-Qualified Contracts". You should consult a qualified tax professional for advice regarding the effect of Rev. Rul. 2004-75 on your U.S. and Puerto Rico income tax situation.


                The date of this supplement is January 14, 2005.